Note 12 - Federal Home Loan Bank Advances	12 Months Ended
Dec. 31, 2012
Federal Home Loan Bank Advances, Disclosure [Text Block]
NOTE 12 – FEDERAL HOME LOAN BANK ADVANCES

Long term borrowings have been secured from the Federal Home Loan Bank. At year end, advances from the Federal Home Loan Bank were as follows:

(In Thousands of Dollars)
	2012	2011
Borrowings with a fixed rates at year end	$22,493	$19,457

Borrowings with a variable rate of interest at year end	$0	$0

Fixed rate advances shown above ranged in the interest rate owed from 0.41% to 7.30% and averaged 2.39% at year end 2012 and maturity dates ranged from January 2013 to March 2026. Higher rate advances were borrowed to match fund specific loans in the past, and are matched in duration and prepayment terms to those loans. At the end of 2011, rates ranged from 1.28% to 7.30% and averaged 3.41%, with maturities ranging from January 2012 to March 2026. Each Federal Home Loan Bank advance is payable at its maturity date without penalty, however, substantial penalties do exist if an advance is paid before its contractual maturity. Such penalties vary from advance to advance and are based on the size, interest rate, and remaining term of each specific advance. Advances of $3.5 million may be converted from fixed to variable rate by the FHLB, but may be repaid, without penalty, if that option is exercised. The advances were collateralized by $177.7 million and $183.7 million of first mortgage loans under a blanket lien arrangement and pledges of specific mortgages at year end 2012 and 2011. As of December 31, 2012, we had $84.4 million of additional borrowing capacity with the Federal Home Loan Bank. Federal Home Loan Bank borrowings have decreased substantially as increased core deposits and low loan demand have combined to reduce the need for this funding in the near term.

Maturities of FHLB advances are as follows:

(In Thousands of Dollars)
2013	$2,500
2014	4,000
2015	6,777
2016	3,094
2017	3,087
2018 and thereafter	3,035
Total	$22,493